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                                                                  Exhibit 10.35



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                               STANDARD FORM LEASE
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PARTIES: This Lease, executed in duplicate at Cupertino, California, on
January 4, 1996, by and between Berg & Berg Developers, a California General Partnership, and Datum, Inc., a California Corporation, hereinafter called respectively Lessor and Lessee, without regard to number or gender.

USE: Witnesseth: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, for the purpose of conducting therein office, research and development, light manufacturing, and warehouse activities, and any other legal activity; and for no other purpose without obtaining the prior written consent of Lessor.

PREMISES: The real property with appurtenances as shown on Exhibit A (the "Premises") situated in the City of San Jose, County of Santa Clara, State of California, and more particularly described as follows:

         Lessee's portion of the Premises is 21,800 square feet of building, including all improvements thereto, as shown on Exhibit B.1 including the right to use up to 76 unreserved parking spaces. The address for the leased portion of the Premises is 6781 Via Del Oro, San Jose, California. The pro-rata share of the building is 42%.

TERM: The term shall be for sixty (60) months unless extended pursuant to
Section 35 of this Lease (the "Lease Term"), commencing on the 1st day of March, 1996 (the "Commencement Date"), and ending on the 28th day of February, 2001.

RENT: Base rent shall be payable in monthly installments as follows:

         Months 1 through 12                                $15,721
         Months 13 through 24                               $16,375
         Months 25 through 36                               $17,029
         Months 37 through 48                               $17,683
         Months 49 through 60                               $18,119

Base rent as scheduled above shall be payable in advance on or before the first day of each calendar month during the Lease Term. The term "Rent," as used herein, shall be deemed to be and to mean the base monthly rent and all other sums required to be paid by Lessee pursuant to the terms of this Lease. Rent shall be paid in lawful money of the United States of America, without offset or deduction, and shall be paid to Lessor at such place or places as may be designated from time to time by Lessor. Rent for any period less than a calendar month shall be a pro rata portion of the monthly installment. Upon execution of this Lease, Lessee shall deposit with Lessor the first month's rent.

SECURITY DEPOSIT: Lessee shall deposit with Lessor the sum of Fifteen Thousand Seven Hundred Twenty-One Dollars ($15,721) (the "Security Deposit"). The Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease applicable to Lessee. If Lessee commits a default as provided for herein, including but not limited to a default with respect to the provisions contained herein relating to the


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condition of the Premises, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Lessor may spend by reason of default by Lessee. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessee's failure to do so shall be a default by Lessee. Any attempt by Lessee to transfer or encumber its interest in the Security Deposit shall be null and void. Upon execution of this Lease, Lessee shall deposit with Lessor the Security Deposit.

LATE CHARGES: Lessee hereby acknowledges that a late payment made by Lessee to Lessor of Rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges, which may be imposed on Lessor according to the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Lessee is not received by Lessor or Lessor's designee within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge equal to five (5%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payments made by Lessee. Acceptance of such late charges by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor shall it prevent Lessor from exercising any of the other rights and remedies granted hereunder.

QUIET ENJOYMENT: Lessor covenants and agrees with Lessee that upon Lessee paying Rent and performing its covenants and conditions under this Lease, Lessee shall and may peaceably and quietly have, hold and enjoy the Premises for the Lease Term, subject, however, to the rights reserved by Lessor hereunder.

IT IS FURTHER MUTUALLY AGREED BETWEEN THE PARTIES AS FOLLOWS:

1. POSSESSION: Possession shall be deemed tendered upon substantial completion of Lessee's improvements. Rent shall commence on the later of the Commencement Date or the date Lessee's improvements are substantially completed.

2. LESSEE'S IMPROVEMENTS:   Lessor and Lessee hereby agree that Lessor shall
cause the improvements specified on Exhibit B attached hereto to be made to the Premises at the sole cost and expense of Lessor. Notwithstanding the foregoing, Lessor's obligation to cause the improvements to be made shall be limited to those specified on Exhibit B. Additional Improvements (those improvements not specified on Exhibit B), if any, may be made by Lessor, upon written request by Lessee, provided Lessee pays for any such improvements. See Exhibit B.1 - Floor Plan.

2.1 ACCEPTANCE OF PREMISES AND COVENANTS TO SURRENDER: Lessor represents that the Premises are in good order and repair, and complies with all requirements for occupancy as of the Commencement Date. Lessee agrees on the last day of the Lease Term, or on the sooner termination of this Lease, to surrender the Premises to Lessor in Good Condition and Repair. Good Condition and Repair ("Good Condition and Repair") shall not mean original condition, but shall mean that the Premises



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are in a commercially acceptable condition suitable for occupancy by a reasonable lessee. The interior walls of all office and warehouse areas, the floors of all office and warehouse areas, all suspended ceilings and any carpeting are to be cleaned and in Good Condition and Repair. Lessee also agrees to surrender unto Lessor all alterations, additions, and improvements which may have been made in, to, or on the Premises by Lessee, except that Lessee shall ascertain from Lessor, within (30) days before the end of the Lease Term or earlier termination of this Lease, whether Lessor desires to have the Premises or any part or parts thereof restored to their condition as of the Commencement Date of this Lease; if Lessor shall so desire, then Lessee shall restore any Lessee installed improvements to said Premises or such part or parts thereof before the end of the Lease Term or earlier termination of this Lease at Lessee's sole cost and expense. Lessee, on or before the end of the Lease Term or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all such property not so removed shall be deemed to be abandoned by Lessee. Lessee shall reimburse Lessor for all disposition costs incurred by Lessor relative to Lessee's abandoned property. If the Premises are not surrendered at the end of the Lease Term or earlier termination of this Lease, Lessee shall indemnify Lessor against loss or liability resulting from any delay caused by Lessee in surrendering the Premises including, without limitation, any claims made by any succeeding Lessee founded on such delay.

3. USES PROHIBITED: Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the subject Premises are located or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or ceiling which may endanger the structure, or use any machinery or apparatus which will in any manner vibrate or shake the Premises or the building of which it is a part, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the building structure, unless approved by the local, state federal or other applicable governing authority. Lessor consents to Lessee's use of materials which are incidental to the normal, day-to-day operations of any office user, such as copier fluids, cleaning materials, etc., but this does not relieve Lessee of any of its obligations not to contaminate the Premises or related real property or violated any Hazardous Materials Laws.

4. ALTERATIONS AND ADDITIONS: Lessee shall not make, or suffer to be made, any alteration or addition to said Premises, or any part thereof, without the express, advance written consent of Lessor; any addition or alteration to said Premises, except movable furniture, Lessee movable partitions, and trade fixtures, shall become at once a part of the realty and belong to Lessor at the end of the Lease Term or earlier termination of this Lease. Alterations and additions which are not deemed as trade fixtures shall include HVAC systems, lighting systems, electrical systems, fixed partitioning, carpeting, or any other installation which has become an integral part of the Premises. Lessee agrees that it will not proceed to make such alterations or additions until all required government permits have been obtained and after having obtained consent from Lessor to do so, until five (5) days from the receipt of such consent, so that Lessor may post appropriate notices to avoid any liability to





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contractors or material suppliers for payment for Lessee's improvements.
Lessee shall at all times permit such notices to be posted and to remain posted until the completion of work. At the end of the Lease Term or earlier termination of this Lease, Lessee shall remove and shall be required to remove its special tenant improvements and all related equipment installed by Lessee at or during the Lease Term. Notwithstanding the above, Lessor agrees to allow any reasonable alterations and improvements and will use its best efforts to notify Lessee at the time of approval if such improvements or alterations are to be removed at Lease Expiration or earlier termination of this Lease.

5. MAINTENANCE OF PREMISES: Lessee shall at its sole cost and expense keep and maintain the interior of the Premises, including, but not limited to, all lighting systems, temperature control systems and plumbing systems, in Good Condition and Repair, including any required replacements. Lessee shall maintain all wall surfaces and floor coverings in Good Condition and Repair, free of holes larger than 1/16 inch, gouges, or defacements.

Lessor shall keep and maintain in Good Condition and Repair including replacements, at Lessee's expense including an accounting fee equal to five percent of all such costs, based on a pro-rata share of cost based on square footage or costs directly related to Lessee's use of the Premises the following:

         1. The exterior of the building, any appurtenances and every part thereof, including but not limited to, glazing, sidewalks, parking areas, electrical systems, HVAC systems, elevator systems, roof, and painting of exterior walls.

         2. The HVAC by a service contract with a licensed air conditioning and heating contractor which contract shall provide for a minimum of bi-monthly maintenance of all air conditioning and heating equipment at the Premises including HVAC repairs or replacements which are either excluded from such service contract or any existing equipment warranties.

         3. The landscaping by a landscape contract to water, maintain, trim and replace, when necessary, any shrubbery and landscaping on the Premises.

         4. The roof membrane by a service contract with a licensed reputable roofing contractor which contract shall provide for a minimum of semi-annual maintenance, cleaning storm gutters, drains and removing debris and trimming overhanging trees, repair of the roof, and application of a finish coat every five years at the Premises.

5.1 LESSOR'S REPAIRS: Notwithstanding the provisions of Section 5 above, Lessor shall maintain the following: (a) Lessor shall pay the maintenance and repair costs for the roof, provided that the failure or repair is not caused by the negligence or misconduct of Lessee or Lessee's Agents; (b) Lessor shall pay the repair costs for the HVAC systems, provided that the failure or repair is not caused by the negligence or misconduct of Lessee or Lessee's Agents. The repair responsibilities of Lessor for the HVAC systems shall not include temperature-related service calls not due to equipment failure, and shall not include the cost of the HVAC preventative-maintenance service contract; and (c) Lessor shall maintain the parking area, provided however, that the responsibilities of Lessor for the parking area shall not include cleaning, sweeping, or restriping.





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Lessee hereby waives any and all rights to make repairs at the expense of
Lessor as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code.

Lessor shall be responsible for any structural defects in the Premises including the roof structure (not membrane), exterior walls and foundation during the Lease Term.

6. HAZARD INSURANCE: Lessee shall not use, or permit said Premises, or any part thereof, to be used, for any purpose other than that for which said Premises are hereby leased; and no use shall be made or permitted to be made of the Premises, nor acts done, which may cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used or sold, in or about said Premises, any article which may be prohibited by a standard form fire insurance policy. Lessee shall, at its sole cost and expense, comply with any and all requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and general liability insurance, covering said building and appurtenances. Lessor agrees to purchase and keep in force fire and extended coverage insurance covering loss or damage to the Premises in amounts not to exceed the full replacement cost of said Premises as determined by Lessor, with proceeds payable to Lessor. Lessee acknowledges that the insurance referenced above does not include coverage for Lessee's personal property. In the event of a loss per the insurance provisions of this paragraph, Lessee shall be responsible for deductibles up to a maximum of $5,000 per occurrence. Lessee agrees to pay to the Lessor as additional Rent, on demand, the full cost of said insurance as evidenced by insurance billings to Lessor. If said insurance billings cover the Premises, and Lessee does not occupy the entire Premises, the insurance premiums and deductibles shall be allocated to the portion of the Premises occupied by Lessee on a pro-rata square footage or other equitable basis, as determined by Lessor. It is understood and agreed that Lessee's obligation under this paragraph will be prorated to reflect the Commencement Date and the end of the Lease Term.

Lessor and Lessee hereby waive any rights each may have against the other related to any loss or damage caused to Lessor or Lessee as the case may be, or to the Premises or its contents, and which may arise from any risk generally covered by fire and extended coverage insurance. The parties shall provide that their respective insurance policies insuring the property or the personal property include a waiver of any right of subrogation which said insurance company may have against Lessor or Lessee, as the case may be. Lessor shall maintain in full force and effect, a policy of rental loss insurance, in an amount equal to the amount of Rent payable by Lessee commencing on the date of loss during the next ensuing one (1) year, as reasonably determined by Lessor with proceeds payable to Lessor ("Loss of Rents Insurance"). Lessee shall reimburse Lessor for the full cost of said rental loss insurance coverage.

7. ABANDONMENT: Lessee shall not vacate or abandon the Premises at any time during the Lease Term; and if Lessee shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property





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belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor. Notwithstanding the above, the Premises shall not be considered vacated or abandoned if Lessee maintains the Premises in Good Condition and Repair, provides security and is not in default.

8. FREE FROM LIENS: Lessee shall keep the subject Premises and the property in which the subject Premises are situated, free from any and all liens including but not limited to liens arising out of any work performed, materials furnished, or obligations incurred by Lessee. However, the Lessor shall allow Lessee to contest a lien claim, so long as the claim is discharged prior to any foreclosure proceeding being initiated against the property and provided Lessee provides Lessor a bond if the lien exceeds $5,000.

9. COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Lessee shall, at its sole cost and expense, comply with all of the requirements of all local, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to Lessee's use and occupancy of the said Premises, and shall faithfully observe in the use of the Premises all local and municipal ordinances and state and federal statutes now in force or which may hereafter be in force.

10. LESSEE'S INSURANCE: Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor and Lessor's Agents for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises, and for injuries to persons in, upon or about said Premises, from any cause arising at any time, and Lessee will hold Lessor and Lessor's Agents exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use or occupancy of the Premises by Lessee, or from the failure of Lessee to keep the Premises in good condition and repair, as herein provided. Lessee shall secure and keep in force a standard policy of commercial general liability insurance and property damage policy covering the
Premises, including parking areas, insuring the Lessee.   A certificate of said
policy naming Lessor as an additional insured shall be delivered to Lessor and will have a combined single limit for both bodily injury, death and property damage in an amount not less than five million dollars ($5,000,000.00). The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee shall obtain a written obligation on the part of the insurer to notify Lessor 30 days in advance in writing before any cancellation thereof. Lessee shall obtain, at Lessee's sole cost and expense, a policy of fire and extended coverage insurance including coverage for direct physical loss special form, and a sprinkler leakage endorsement, if applicable, insuring the personal property of Lessee. The proceeds from any property damage policy shall be payable to Lessee. Lessee shall, at its sole cost and expense, comply with all of the insurance requirements of all local, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to Lessee's use and occupancy of the said Premises.

11. ADVERTISEMENTS AND SIGNS: Lessee shall not place or permit to be placed, in, upon or about the Premises any unusual or extraordinary signs, or any signs not approved by the city, local, state, federal or other applicable governing authority. Lessee shall not place, or permit to be placed upon the Premises, any signs, advertisements or notices without the written consent of





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the Lessor, and such consent shall not be unreasonably withheld.  A sign so placed on the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the end of the Lease Term or earlier termination of this Lease and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee, then Lessor may have the same removed at Lessee's expense.

12. UTILITIES: Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities supplied to the Premises. Any charges for sewer usage or related fees shall be the obligation of Lessee and paid for by Lessee. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion of all charges which are jointly metered, the determination to be made by Lessor acting reasonably and on any equitable basis.

13. ATTORNEY'S FEES: In case suit should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party reasonable attorney's fee which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

14.1 DEFAULT: The occurrence of any of the following shall constitute a default and breach of this Lease by Lessee: a) Any failure by Lessee to pay Rent or to make any other payment required to be made by Lessee hereunder when due if not cured within ten (10) days after written notice thereof by Lessor to Lessee; b) The abandonment or vacation of the Premises by Lessee except as provided in
Section 7; c) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of such default is such that the same cannot be reasonably cured within such thirty (30) day period, Lessee shall not be deemed to be in default if Lessee shall, within such period, commence such cure and thereafter diligently prosecute the same to completion; d) The making by Lessee of any general assignment for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy; e) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets or Lessee's interest in this Lease, or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease.

14.2 SURRENDER OF LEASE: In the event of any such default by Lessee, then in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease before the end of the Lease Term and all rights of Lessee hereunder, by giving written notice of such intention to terminate. In the event that Lessor terminates this Lease due to a default of Lessee, then Lessor may recover from Lessee: a) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus b) the worth at the time of award of unpaid Rent which would have been earned after termination until the time of award exceeding the amount of such rental loss that the Lessee proves could have been reasonably avoided; plus c) the worth at the time of award of the amount by which the unpaid Rent for the balance of





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the Lease Term after the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; plus d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and e) at Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law. As used in (a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of Wells Fargo's prime rate plus two percent (2%) per annum. As used in (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

14.3 RIGHT OF ENTRY AND REMOVAL: In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

14.4 ABANDONMENT: In the event of the vacation or abandonment, except as provided in Section 7, of the Premises by Lessee or in the event that Lessor shall elect to re-enter as provided in paragraph 14.3 above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, and Lessor does not elect to terminate this Lease as provided in paragraph 14.2 above, then Lessor may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental rates and upon such other terms and conditions as Lessor, in its sole reasonable discretion, may deem advisable with the right to make alterations and repairs to the Premises. In the event that Lessor elects to relet the Premises, then Rent received by Lessor from such reletting shall be applied; first, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied to the payment of future Rent as the same may become due and payable hereunder. Should that portion of such Rent received from such reletting during any month, which is applied by the payment of Rent hereunder according to the application procedure outlined above, be less than the Rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

14.5 NO IMPLIED TERMINATION: No re-entry or taking possession of the Premises by Lessor pursuant to 14.3 or 14.4 of this Article 14 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor may at any time after such reletting elect to terminate this Lease for any such default.





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15. SURRENDER OF LEASE: The voluntary or other surrender of this Lease by
Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or sub tenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or sub tenancies.

16. TAXES: Lessee shall pay and discharge punctually and when the same shall become due and payable without penalty, all real estate taxes, personal property taxes, taxes based on vehicles utilizing parking areas in the Premises, taxes computed or based on rental income (other than federal, state and municipal net income taxes), environmental surcharges, privilege taxes, excise taxes, business and occupation taxes, school fees or surcharges, gross receipts taxes, sales and/or use taxes, employee taxes, occupational license taxes, water and sewer taxes, assessments (including, but not limited to, assessments for public improvements or benefit), assessments for local improvement and maintenance districts, and all other governmental impositions and charges of every kind and nature whatsoever, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing (all of the foregoing being hereinafter collectively called "Tax" or "Taxes") which, at any time during the Lease Term, shall be applicable or against the Premises, or shall become due and payable and a lien or charge upon the Premises under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental authority whatsoever. The term "Environmental Surcharge" shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy in regard to the use, operation or occupancy of the Premises that is assessed on an area wide basis or as a result of Lessee or Lessee's Agents actions or omissions. The term "Tax" shall include, without limitation, all taxes, assessments, levies, fees, impositions or charges levied, imposed, assessed, measured, or based in any manner whatsoever (i) in whole or in part on the Rent payable by Lessee under this Lease, (ii) upon or with respect to the use, possession, occupancy, leasing, operation or management of the Premises, (iii) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Premises, (iv) upon Lessee's business operations conducted at the Premises, (v) upon, measured by or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures and other personal property located on the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Lessee, regardless of whether title to such improvements shall be in Lessor or Lessee, or (vi) in lieu of or equivalent to any Tax set forth in this
Section 16. In the event any such Taxes are payable by Lessor and it shall not be lawful for Lessee to reimburse Lessor for such Taxes, then the Rent payable thereunder shall be increased to net Lessor the same net rent after imposition of any such Tax upon Lessor as would have been payable to Lessor prior to the imposition of any such Tax. It is the intention of the parties that Lessor shall be free from all such Taxes and all other governmental impositions and charges of every kind and nature whatsoever. However, nothing contained in this Section 16 shall require Lessee to pay any Federal or State income, franchise,





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



estate, inheritance, succession, transfer or excess profits tax imposed upon Lessor. If any general or special assessment is levied and assessed against the Premises, Lessor agrees to use its best reasonable efforts to cause the assessment to become a lien on the Premises securing repayment of a bond sold to finance the improvements to which the assessment relates which is payable in installments of principal and interest over the maximum term allowed by law.
It is understood and agreed that Lessee's obligation under this paragraph will be prorated to reflect the Commencement Date and the end of the Lease Term. It is further understood that if Taxes cover the Premises and Lessee does not occupy the entire Premises, the Taxes will be allocated to the portion of the Premises occupied by Lessee based on a pro-rata square footage or other equitable basis.

Subject to any limitations or restrictions imposed by any deeds of trust or mortgages now or hereafter covering or affecting the Premises, Lessee shall have the right to contest or review the amount or validity of any Tax by appropriate legal proceedings but which is not to be deemed or construed in any way as relieving, modifying or extending Lessee's covenant to pay such Tax at the time and in the manner as provided in this Section 16. However, as a condition of Lessee's right to contest, if such contested Tax is not paid before such contest and if the legal proceedings shall not operate to prevent or stay the collection of the Tax so contested, Lessee shall, before instituting any such proceeding, protect the Premises and the interest of Lessor and of the beneficiary of a deed of trust or the mortgagee of a mortgage affecting the Premises against any lien upon the Premises by a surety bond, issued by an insurance company acceptable to Lessor and in an amount equal to one and one-half (1 1/2) times the amount contested or, at Lessor's option, the amount of the contested Tax and the interest and penalties in connection therewith. Any contest as to the validity or amount of any Tax, whether before or after payment, shall be made by Lessee in Lessee's own name, or if required by law, in the name of Lessor or both Lessor and Lessee. Lessee shall defend, indemnify and hold harmless Lessor from and against any and all costs or expenses, including attorneys' fees, in connection with any such proceedings brought by Lessee, whether in its own name or not. Lessee shall be entitled to retain any refund of any such contested Tax and penalties or interest thereon which have been paid by Lessee. Nothing contained herein shall be construed as affecting or limiting Lessor's right to contest any Tax at Lessor's expense.

17. NOTICES: Unless otherwise provided for in this Lease, any and all written notices or other communication (the "Communication") to be given in connection with this Lease shall be given in writing and shall be given by personal delivery, facsimile transmission or by mailing by registered or certified mail with postage thereon or recognized overnight courier, fully prepaid, in a sealed envelope addressed to the intended recipient as follows:

(a)      to the Lessor at:        10050 Bandley Drive
                                  Cupertino, California 95014
                                  Attention: Carl E. Berg
                                  Fax No: (408) 725-1626

(b)      to the Lessee at:        6781 Via Del Oro





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



                                  San Jose, California
                                  Attention: President, Bancomm
                                  Fax No: (408) 578-4161

                                  1363 S. State College Boulevard
                                  Anaheim, California 92806
                                  Attention: Corporate Secretary (D. Young)
                                  Fax No: (714) 533-8772

or such other addresses, facsimile number or individual as may be designated by a Communication given by a party to the other parties as aforesaid. Any Communication given by personal delivery shall be conclusively deemed to have been given and received on a date it is so delivered at such address provided that such date is a business day, otherwise on the first business day following its receipt, and if given by registered or certified mail, on the day on which delivery is made or refused or if given by recognized overnight courier, on the first business day following deposit with such overnight courier and if given by facsimile transmission, on the day on which it was transmitted provided such day is a business day, failing which, on the next business day thereafter.

18. ENTRY BY LESSOR: Lessee shall permit Lessor and its agents to enter into and upon said Premises at all reasonable times using the minimum amount of interference and inconvenience to Lessee and Lessee's business, subject to any security regulations of Lessee, for the purpose of inspecting the same or for the purpose of maintaining the building in which said Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, without any rebate of Rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises; and shall permit Lessor and his agents, at any time within ninety (90) days prior to the end of the Lease Term, to place upon said Premises any usual or ordinary "For Sale" or "For Lease" signs and exhibit the Premises to prospective tenants at reasonable hours.

19. DESTRUCTION OF PREMISES: In the event of a partial destruction of the said Premises during the Lease Term from any cause which is covered by Lessor's property insurance, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the laws and regulations of State, Federal, County, or Municipal authorities, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of Rent while such repairs are being made to the extent of payments received by Lessor under its Loss of Rents Insurance coverage. With respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. In the event that the building in which the subject Premises may be situated is destroyed to an extent greater than thirty-three and one-third (33 1/3%) of the replacement cost thereof, Lessor or Lessee may elect to





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terminate this Lease, whether the subject Premises is insured or not.  A total destruction of the building in which the subject Premises are situated shall terminate this Lease. Notwithstanding the above, Lessor is only obligated to repair or rebuild to the extent of available insurance proceeds including any deductible amount. Should Lessor determine that insufficient or no insurance proceeds are available for repair or reconstruction of Premises, Lessor, at its sole option, may terminate the Lease. Lessee shall have the option of continuing this Lease by agreeing to pay all repair costs to the subject Premises.

20. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this Lease, or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or cause any other person or entity (a bona fide subsidiary or affiliate of Lessee excepted) to occupy or use the Premises, or any portion thereof, without the advance written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease. This Lease shall not, or shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor. If Lessee desires to assign its rights under this Lease or to sublet, all or a portion of the subject Premises to a party other than a bona fide subsidiary or affiliate of Lessee, Lessee shall first notify Lessor of the proposed terms and conditions of such assignment or subletting. Lessor shall have the right of first refusal to enter into a direct Lessor-lessee relationship with such party under such proposed terms and conditions, in which event Lessee shall be relieved of its obligations hereunder to the extent of the Lessor-lessee relationship entered into between Lessor and such third party. Notwithstanding the foregoing, Lessee may assign this Lease to a successor in interest, whether by merger or acquisition, provided there is no substantial reduction in the net worth of the resulting entity.

21. CONDEMNATION: If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall as to the part so taken, terminate as of the date title vests in the condemnor or purchaser, and the Rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the Lease Term only that portion of Rent as the value of the part remaining. The rental adjustment resulting will be computed at the same Rental rate for the remaining part not taken; however, Lessor shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the Premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall be payable to the Lessor.

22. EFFECTS OF CONVEYANCE: The term "Lessor" as used in this Lease, means only the owner for the time being of the land and building constituting the Premises, so that, in the event of any sale of said land or building, or in the event of a Lease of said building, Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser of any such sale, or the Lessor of the building, that the purchaser or lessor of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security is given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and deliver the security, as such, to the purchaser at any such sale of the building, and thereupon the Lessor shall be discharged from any further liability.

23. SUBORDINATION: This Lease, in the event Lessor notifies Lessee in writing, shall be subordinate to any ground lease, deed of trust, or other hypothecation for security now or hereafter placed upon the real property at which the Premises are a part and to any and all advances made on the security thereof and to renewals, modifications, replacements and extensions thereof. Lessee agrees to promptly execute any documents which may be required to effectuate such subordination. Notwithstanding such subordination, if Lessee is not in default and so long as Lessee shall pay the Rent and observe and perform all of the provisions and covenants required under this Lease, Lessee's right to quiet possession of the Premises shall not be disturbed or effected by any subordination.

24. WAIVER: The waiver by Lessor of any breach of any term, covenant or condition, herein contained shall not be construed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of Rent hereunder by Lessor shall not be deemed to be a waiver of Lessee's breach of any term, covenant, or condition of the Lease.

25. HOLDING OVER: Any holding over after the end of the Lease Term shall be construed to be a hold over tenancy from month to month. In addition to the liabilities and obligations provided for herein, including but not limited to in Section 2.1, Lessee shall pay to Lessor monthly base rent equal to one and one-half (1.5) times the monthly base rent installment due in the last month of the Lease Term and all other additional rent and all other terms and conditions of the Lease shall apply, so far as applicable. No holding over shall be deemed or construed to exercise any option to extend or renew this Lease in lieu of full and timely exercise of any such option as required hereunder.

26. SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

27. ESTOPPEL CERTIFICATES: Lessee shall at any time during the Lease Term, upon not less than ten (10) days prior written notice from Lessor execute and deliver to Lessor a statement in writing certifying that, this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the dates to which the Rent and other charges have been paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such a statement within such time shall be





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conclusive upon the Lessee that (a) this Lease is in full force and effect, without modification except as may be represented by Lessor; (b) there are no uncured defaults in Lessor's performance.

28. TIME: Time is of the essence of the Lease.

29. CAPTIONS: The headings on titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

30. PARTY NAMES: Landlord and Tenant may be used in various places in this Lease as a substitute for Lessor and Lessee respectively.

31. EARTHQUAKE INSURANCE: As a condition of Lessor agreeing to waive the requirement for earthquake insurance, Lessee agrees that it will pay, as additional Rent, an amount not to exceed Ten Thousand Nine Hundred Dollars ($10,900) per year for earthquake insurance if Lessor desires to obtain some form of earthquake insurance in the future, if and when available, on terms acceptable to Lessor.

32. HABITUAL DEFAULT: Notwithstanding anything to the contrary contained in
Section 14 herein, Lessor and Lessee agree that if Lessee shall have defaulted in the payment of Rent for three or more times during any twelve month period during the Lease Term, then such conduct shall, at the option of the Lessor, represent a separate event of default which cannot be cured by Lessee. Lessee acknowledges that the purpose of this provision is to prevent repetitive defaults by the Lessee under the Lease, which constitute a hardship to the Lessor and deprive the Lessor of the timely performance by the Lessee hereunder.

33. HAZARDOUS MATERIALS

33.1 DEFINITIONS: As used herein, the following terms shall have the following meaning:

      a. The term "Hazardous Materials" shall mean (i) polychlorinated biphenyls; (ii) radioactive materials and (iii) any chemical, material or substance now or hereafter defined as or included in the definitions of "hazardous substance" "hazardous water", "hazardous material", "extremely hazardous waste", "restricted hazardous waste" under Section 25115, 25117 or 15122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter
         6.5 (Hazardous Waste Control Law), (ii) defined as "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substances Account Act), (iii) defined as "hazardous material", "hazardous substance", or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release, Response, Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25181 of the California Health and





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         Safety Code, Division 20l, Chapter 6.7 (Underground Storage of
         Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article II of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) defined as "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq. or listed pursuant to Section 1004 of the Federal Water Pollution Control Act (33 U.S.C. 1317), (ix) defined as a "hazardous waste", pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., (x) defined as "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Responsibility Compensations, and Liability Act, 42 U.S.C. 9601 et seq., or (xi) regulated under the Toxic Substances Control Act, 156 U.S.C. 2601 et seq.

      b. The term "Hazardous Materials Laws" shall mean any local, state and federal laws, rules, regulations, or ordinances relating to the use, generation, transportation, analysis, manufacture, installation, release, discharge, storage or disposal of Hazardous Material.

      c. The term "Lessor's Agents" as used herein shall mean Lessor's agents, representatives, employees, contractors, subcontractors, directors, officers and partners.

      d. The term "Lessee's Agents" as used herein shall mean Lessee's agents, representatives, employees, contractors, subcontractors, directors, officers, partners, invitees or any other person in or about the Premises.

33.2 LESSEE'S RIGHT TO INVESTIGATE: Lessee shall be entitled to cause such inspection, soils and ground water tests, and other evaluations to be made of the Premises as Lessee deems necessary regarding (i) the presence and use of Hazardous Materials in or about the Premises, and (ii) the potential for exposure to Lessee's employees and other persons to any Hazardous Materials used and stored by previous occupants in or about the Premises. Lessee shall provide Lessor with copies of all inspections, tests and evaluations. Lessee shall indemnify, defend and hold Lessor harmless from any cost, claim or expense arising from such entry by Lessee or from the performance of any such investigation by such Lessee.

33.3 LESSOR'S REPRESENTATIONS: Lessor hereby represents and warrants to Datum that to the best of Lessor's knowledge that the Premises are, as of the date of this Lease, in compliance with all Hazardous Material Laws.

33.4 LESSEE'S OBLIGATION TO INDEMNIFY: Lessee, at its sole cost and expense, shall indemnify, defend, protect and hold Lessor and Lessor's Agents harmless from and against any and all cost or expenses, including those described under subparagraphs i, ii and iii herein below set forth, arising from or caused in whole or in part, directly or indirectly by:

      a. Lessee's or Lessee's Agents' use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Material to, in, on, under, about or from the Premises; or

      b. Lessee's or Lessee's Agents failure to comply with Hazardous Material laws; or





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



      c. Any release of Hazardous Material to, in, on, under, about, from or onto the Premises caused by Lessee or Lessee's Agents or occurring during the Lease Term, except ground water contamination from other parcels where the source is from off the Premises not arising from or caused by Lessee or Lessee's Agents.

The cost and expenses indemnified against include, but are not limited to the following:

      i. Any and all claims, actions, suits, proceedings, losses, damages, liabilities, deficiencies, forfeitures, penalties, fines, punitive damages, cost or expenses;

     ii. Any claim, action, suit or proceeding for personal injury (including sickness, disease, or death), tangible or intangible property damage, compensation for lost wages, business income, profits or other economic loss, damage to the natural resources of the environment, nuisance, pollution, contamination, leaks, spills, release or other adverse effects on the environment;

    iii. The cost of any repair, clean-up, treatment or detoxification of the Premises necessary to bring the Premises into compliance with all Hazardous Material Laws, including the preparation and implementation of any closure, disposal, remedial action, or other actions with regard to the Premises, and expenses (including, without limitation, reasonable attorney's fees and consultants fees, investigation and laboratory fees, court cost and litigation expenses).

33.5 LESSEE'S OBLIGATION TO REMEDIATE CONTAMINATION: Lessee shall, at its sole cost and expense, promptly take any and all action necessary to remediate contamination of the Premises by Hazardous Materials as herein defined occurring as a result of the actions or omissions of Lessee or Lessee's Agents.

33.6 OBLIGATION TO NOTIFY: Lessor and Lessee shall each give written notice to the other as soon as reasonably practical of (i) any communication received from any governmental authority concerning Hazardous Material which related to the Premises and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any Hazardous Material Laws.

33.7 SURVIVAL: The obligations of Lessee under this Section 33 shall survive the Lease Term or earlier termination of this Lease.

33.8 CERTIFICATION AND CLOSURE: On or before the end of the Lease Term or earlier termination of this Lease, Lessee shall deliver to Lessor a certification executed by Lessee stating that, to the best of Lessee's knowledge, there exists no violation of Hazardous Material Laws resulting from Lessee's obligation in Paragraph 33. If pursuant to local ordinance, state or federal law, Lessee is required, at the expiration of the Lease Term, to submit a closure plan for the Premises to a local, state or federal agency, then Lessee shall furnish to Lessor a copy of such plan.

33.9 PRIOR HAZARDOUS MATERIALS: Lessee shall have no obligation to clean up or to hold Lessor harmless with respect to, any Hazardous Material or wastes discovered on the Premises which were not introduced into, in, on, about, from or under the

Premises by Lessee or Lessee's Agents during the Lease Term or ground water contamination from other parcels where the source is from off the Premises not arising from or caused by Lessee or Lessee's Agents.

34. BROKERS: Lessor and Lessee represent that they have not utilized or contacted a real estate broker or finder with respect to this Lease and Lessee agrees to indemnify and hold Lessor harmless against any claim, cost, liability or cause of action asserted by any broker or finder claiming through Lessee. Lessor represents and warrants that it has not utilized or contacted a real estate broker or finder with respect to this Lease and Lessor agrees to indemnify and hold Lessee harmless against any claim, cost, liability or cause of action asserted by any broker or finder claiming through Lessor.

35. OPTION TO EXTEND

A. Option: Lessor hereby grants to Lessee one (1) option to extend the Lease Term, with the extended term to be for a period of five (5) years, on the following terms and conditions:

     (i) Lessee shall give Lessor written notice of its exercise of its options to extend no earlier than twenty-four (24) calendar months, nor later than six (6) calendar months before the Lease Term would end but for said exercise. Time is of the essence.

    (ii) Lessee may not extend the Lease Term pursuant to any option granted by this section 35 if Lessee is in default as of the date of the exercise of its option. If Lessee has committed a default by Lessee as defined in Section 14 or 32 that has not been cured or waived by Lessor in writing by the date that any extended term is to commence, then Lessor may elect not to allow the Lease Term to be extended, notwithstanding any notice given by Lessee of an exercise of this option to extend.

   (iii) All terms and conditions of this Lease shall apply during the extended term, except that the base rent and rental increases for each extended term shall be determined as provided in Section 35 (B) below.

    (iv) Once Lessee delivers a notice of exercise of its options to extend the Lease Term, Lessee may not withdraw such exercise and subject to the provisions of this Section 35, such notice shall operate to extend the Lease Term. Upon any extension of the Lease Term pursuant to this Section 35, the term "Lease Term" as used in this Lease shall thereafter include the then extended term.

     (v) The option rights of Datum, Inc. granted under this Section 35 are granted for Datum, Inc.'s personal benefit and may not be assigned or transferred by Datum, Inc. or exercised if Datum, Inc. is not occupying the Premises at the time of exercise.

    (vi) Lessee shall have the first right of offer for the balance of the space in the building that is the subject of this Lease when the space is vacated by GSS/Array Technology.

B. Extended Term Rent - Option Period: The monthly Rent for the Premises during the extended term shall equal the fair market monthly Rent for the Premises as of the commencement date of the extended term, but in no case, less than the Rent during the last month of the prior Lease term. Promptly upon Lessee's exercise of the option to extend, Lessee and Lessor shall meet and attempt to agree on the fair market monthly Rent for the Premises as of the commencement date of the extended term. In the event the parties fail to agree upon the amount of the monthly Rent for the extended term prior to commencement thereof, the monthly Rent for the extended term shall be determined by appraisal in the manner hereafter set forth; provided, however, that in no event shall the monthly Rent for the extended term be less than in the immediate preceding period. Annual base rent increases during the extended term shall be three
percent (3%) per year.   In the event it becomes necessary under this paragraph
to determine the fair market monthly Rent of the Premises by appraisal, Lessor and Lessee each shall appoint a real estate appraiser who shall be a member of the American Institute of Real Estate Appraiser ("AIREA") and such appraisers shall each determine the fair market monthly Rent for the Premises taking into account the value of the Premises and the amenities provided by the outside areas, the common areas, and the Building, and prevailing comparable Rentals in the area. Such appraisers shall, within twenty (20) business days after their appointment, complete their appraisals and submit their appraisal reports to Lessor and Lessee. If the fair market monthly Rent of the Premises established in the two (2) appraisals varies by five percent (5%) or less of the higher Rent, the average of the two shall be controlling. If said fair market monthly Rent varies by more than five percent (5%) of the higher Rental, said appraisers, within ten (10) days after submission of the last appraisal, shall appoint a third appraiser who shall be a member of the AIREA and who shall also be experienced in the appraisal of Rent values and adjustment practices for commercial properties in the vicinity of the Premises. Such third appraiser shall, within twenty (20) business days after his appointment, determine by appraisal the fair market monthly Rent of the Premises taking into account the same factors referred to above, and submit his appraisal report to Lessor and Lessee. The fair market monthly Rent determined by the third appraiser for the Premises shall be controlling, unless it is less than that set forth in the lower appraisal previously obtained, in which case the value set forth in said lower appraisal shall be controlling, or unless it is greater than that set forth in the higher appraisal previously obtained in which case the Rent set for in said higher appraisal shall be controlling. If either Lessor or Lessee fails to appoint an appraiser, or if an appraiser appointed by either of them fails, after his appointment to submit his appraisal within the required period in accordance with the foregoing, the appraisal submitted by the appraiser properly appointed and timely submitting his appraisal shall be controlling.
If the two appraisers appointed by Lessor and Lessee are unable to agree upon a third appraiser within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Lessor or Lessee to AIREA, which shall appoint a member of said institute willing to serve as appraiser. The cost of all appraisals under this subparagraph shall be borne equally be Lessor and Lessee.





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



36. APPROVALS: Whenever in this Lease the Lessor's or Lessee's consent is required, such consent shall not be unreasonably or arbitrarily withheld or delayed. In the event that the Lessor or Lessee does not respond to a request for any consents which may be required of it in this Lease within ten business days of the request of such consent in writing by the Lessee or Lessor, such consent shall be deemed to have been given by the Lessor or Lessee.

37. AUTHORITY: Each party executing this Lease represents and warrants that he or she is duly authorized to execute and deliver the Lease. If executed on behalf of a corporation, that the Lease is executed in accordance with the by-laws of said corporation (or a partnership that the Lease is executed in accordance with the partnership agreement of such partnership), that no other party's approval or consent to such execution and delivery is required, and that the Lease is binding upon said individual, corporation (or partnership) as the case may be in accordance with its terms.

38. INDEMNIFICATION OF LESSOR: Except to the extent caused by the negligence or willful misconduct of Lessor or Lessor's Agents, Lessee shall defend, indemnify and hold Lessor harmless from and against any and all obligations, losses, costs, expenses, claims, demands, attorney's fees, investigation costs or liabilities on account of, or arising out of the use, condition or occupancy of the Premises or any act or omission to act of Lessee or Lessee's Agents or any occurrence in, upon, about or at the Premises, including, without limitation, any of the foregoing provisions arising out of the use, generation, manufacture, installation, release, discharge, storage, or disposal of Hazardous Materials by Lessee or Lessee's Agents. It is understood that Lessee is and shall be in control and possession of the Premises and that Lessor shall in no event be responsible or liable for any injury or damage or injury to any person whatsoever, happening on, in, about, or in connection with the Premises, or for any injury or damage to the Premises or any part thereof, except to the extent caused by the sole negligence or willful misconduct of Lessor or Lessor's Agents. This Lease is entered into on the express condition that Lessor shall not be liable for, or suffer loss by reason of injury to person or property, from whatever cause, which in any way may be connected with the use, condition or occupancy of the Premises or personal property located herein, except to the extent caused by the sole negligence or willful misconduct of Lessor or Lessor's Agents. The provisions of this Lease permitting Lessor to enter and inspect the Premises are for the purpose of enabling Lessor to become informed as to whether Lessee is complying with the terms of this Lease and Lessor shall be under no duty to enter, inspect or to perform any of Lessee's covenants set forth in this Lease. Lessee shall further indemnify, defend and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation to Lessee's part to be performed under the terms of this Lease. The provisions of Section 38 shall survive the Lease Term or earlier termination of this Lease with respect to any damage, injury or death occurring during the Lease Term.

39. LESSOR'S LIABILITY: If Lessee should recover a money judgment against Lessor arising in connection with this Lease, the judgment shall be satisfied only out of the Lessor's interest in the Premises and neither Lessor or any of its partners shall be liable personally for any deficiency.





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



40. MISCELLANEOUS PROVISIONS: All rights and remedies hereunder are cumulative and not alternative to the extent permitted by law and are in addition to all other rights or remedies in law and in equity.

41. CHOICE OF LAW: This lease shall be construed and enforced in accordance with the substantive laws of the State of California. The language of all parts of this lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Lessor or Lessee.

42. ENTIRE AGREEMENT: This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided for herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the day and year first above written.


LESSOR                                        LESSEE

BERG & BERG DEVELOPERS                        DATUM, INC.

By:                                           By:
    ----------------------------------           ----------------------------------
signature of authorized representative        signature of authorized representative


--------------------------------------        --------------------------------------
printed name                                  printed name


--------------------------------------        --------------------------------------
title                                         title


--------------------------------------        --------------------------------------
date                                          date




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





                                   Exhibit B



Lessor and Lessee hereby agree as follows with regard to Lessee Improvements and Lessor to complete the following modifications to the Premises:

          1. Floor plan as shown on Exhibit B.1.

          2. Securely install plywood over grating in storage room.

          3. Provide doors as shown on Exhibit B.1.

          4. Paint all interior walls.

          5. Replace damaged and stained ceiling tiles.

          6. Remove temporary power poles as shown on Exhibit B.1.

          7. Remove T-bar ceiling and raise fire sprinklers in shipping & receiving area as shown on Exhibit B.1.

          8. Install 24 hour HVAC unit and VCT tile in computer room as shown on Exhibit B.1.

          9. Engineering area to include ten (10) 12' x 12' private offices with side lights and new carpet.

         10. Repair/replace VCT tile where demolition of walls is done and repair tile as needed.

         11. Sweep and stripe Datum's portion of parking area. Stripe two visitors spaces next to existing handicap space.

         12. Replace two exterior glass panes where bullet holes exist.

         13. Install covers in place of grates on floor drains in manufacturing area.





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